Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
MARCH, 2000



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.2806%



        Excess Protection Level
          3 Month Average  5.68%
          March, 2000  5.85%
          February, 2000  5.99%
          January, 2000  5.20%


        Cash Yield                                  19.42%


        Investor Charge Offs                        4.70%


        Base Rate                                   8.88%


        Over 30 Day Delinquency                     4.65%


        Seller's Interest                           8.73%


        Total Payment Rate                          15.20%


        Total Principal Balance                     $ 49,480,326,758.32


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,321,526,239.83